6-1162-RLL-933R9


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:	Letter Agreement No. 6-1162-RLL-933R9 to
		Purchase Agreement No. 1810 - Option Aircraft

This Letter Agreement amends Purchase Agreement
No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest
Airlines Co. (Buyer) relating to Model 737-7H4 aircraft
(Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase
(Option or Options) eighty-seven (87) additional
Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft
(Rollover Option Aircraft), subject to the terms and conditions set forth below.










*** 	Pursuant to 17 CFR, 240.24b-2, confidential
	information has been omitted and has been filed separately with the Securities and Exchange
	Commission pursuant to a Confidential Treatment
	Application filed with the Commission.


1.	Delivery of Option Aircraft.

	The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

				Number of	   Option
	Month and Year		Option	 	  Aircraft
	of Delivery   		Aircraft	   Block

	March 2003		Three (3)		M
	April 2003		Two   (2)		M
	July 2003		Four  (4)		M
	October 2003		Four  (4)		M

	January 2004		Four  (4)		N
	March 2004		One   (1)		N
	April 2004		One   (1)		N
	August 2004 		Two   (2)		N
	September 2004		Three (3)		N
	October 2004		Two   (2)		N

				Number of	   Option
	Month and Year		Option	 	   Aircraft
	of Delivery   		Aircraft	   Block

	January 2005		Four (4)	   	O
	March 2005		Four (4)         	O
	April 2005		Two  (2)	   	O
	July 2005		Four (4)	   	O
	October 2005		Four (4)	   	O

	January 2006		Four (4)	   	P
	March 2006		Four (4)         	P
	April 2006		Two  (2)	   	P
	July 2006		Four (4)	   	P
	October 2006		Four (4)	   	P

	January 2008		Two (2)		 	U
	February 2008		Three(3)		U
	March 2008		Two (2)			U
	April 2008		Two (2)			U
	May 2008		Two (2)			U
	June 2008		Two (2)			U
	July 2008		Two (2)			U
	August 2008		Two (2)			U
	September 2008		Two (2)			U
	October 2008		Two (2)			U
	November 2008		Two (2)			U
	December 2008		Two (2)			U



2.	Delivery of Rollover Option Aircraft.

	2.1	The Rollover Option Aircraft will be
delivered to Buyer during or before the years set forth in the following schedule:

							   Option
	Year of			Number of		   Aircraft
	Delivery		Option Aircraft		   Block

	2007			Twenty (20)			Q
	2008			Twenty (20)			R
	2009			Six (6)				S
	2009-2012		One hundred seventy one		V
				(171)

	2.2	The two hundred seventeen (217) Rollover
Option Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

		2.2.1	Buyer can exercise any Option for
an Option Aircraft described in Article 1 above, and will be offered the right to convert one Rollover
Option Aircraft into an Option Aircraft for each Option exercised.

		2.2.2	If Buyer elects not to exercise an
Option, Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option
Aircraft will be deleted for each Option not exercised by Buyer.

		2.2.3	Buyer may convert Rollover Option
Aircraft directly to firm Aircraft. When Buyer converts one or more Rollover Option Aircraft to firm
Aircraft, Buyer will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each converted Rollover Option Aircraft.

	2.3	Buyer may not convert Rollover Option
Aircraft to Option Aircraft except in accordance with
Article 2.2 above.

	2.4	Base Price Adjustments for Rollover
Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with Article
2.2.5 of Attachment A to this Letter Agreement.

	2.5	The delivery month offered by Boeing to
Buyer for any Option or firm Aircraft resulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

	2.6	Upon conversion of a Rollover Option
Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with
Article 4.1 herein. If the conversion is a Rollover
Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

	2.7	Buyer and Boeing will consult on a
frequent basis to keep each other informed as to Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.	Price.

	3.1	The advance payment base prices of the
Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

	3.2	Price and escalation provisions for Model
737-7H4 aircraft delivering after 2004 are not currently available. The estimated Advance Payment
Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2004, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2004 refer to paragraphs 2.2 and 3.2 of Attachment A.

	3.3	The Advance Payment Base Prices of the
Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).


	Month and Year		Advance Payment Base
	of Delivery   		Price per Option Aircraft

	 	    * Block M Aircraft

	March 2003				***
	April 2003				***
	July 2003				***
	October 2003				***

		    Block N Aircraft

	January 2004	         		***
	March 2004	        		***
	April 2004	         		***
	August 2004 	         		***
	September 2004	         		***
	October 2004	         		***

	            Block O Aircraft

	January 2005	         		***
	March 2005	         		***
	April 2005	         		***
	July 2005	         		***
	October 2005	         		***

	            Block P Aircraft

	January 2006	         		***
	March 2006	         		***
	April 2006	         		***
	July 2006	         		***
	October 2006	         		***

	            Block U Aircraft

	January 2008				***
	February 2008				***
	March 2008				***
	April 2008				***
	May 2008				***
	June 2008				***
	July 2008				***
	August 2008				***
	September 2008				***
	October 2008				***
	November 2008				***
	December 2008				***


	3.4	The Option Aircraft purchase price will
be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option
Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.	Option Aircraft Payment.

	4.1	In consideration of the granting of the
Options as set forth herein, on or before the date
Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the
Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive
Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option
Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph
6 herein.

	4.2	Advance payments in the amount of 30% of
the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.	Option Exercise.

	5.1	To exercise its Option, Buyer will give
written or telegraphic notice thereof to Boeing on or before *** months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

	5.2	It is understood and agreed that Boeing
may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option
Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, ***

6.	Contract Terms.

	It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.	Termination of Option to Purchase.

	Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

	(i)	termination of the purchase of the
Aircraft under the Agreement for any reason;

	(ii)	payment by Buyer of the Deposit with
respect to an Option Aircraft pursuant to paragraph 4.1 herein;

	(iii)	exercise of an Option to purchase an
Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

8.	Confidential Treatment.  Buyer understands that
certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY



By   /s/ Alan Mulally

Its   Attorney-in-Fact
	President
	Commercial Airplanes Group

ACCEPTED AND AGREED TO as of this

date: June 22, 2000

SOUTHWEST AIRLINES CO.



By   /s/ Herb Kelleher

Its  CEO


Attachments


Model 737-7H4 Aircraft

1.	Option Aircraft Description and Changes.

	1.1	Aircraft Description.  The Option Aircraft is
described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block "U" Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

	1.2	Changes.  The Detail Specification will be
revised to include:

		(1)	Changes applicable to the basic Model
737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

		(2)	Changes mutually agreed upon.

		(3)	Changes required to obtain a Standard
Certificate of Airworthiness.

		(4)	To provide sufficient Option Aircraft
manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

			(i)	to adjust the scheduled delivery
of the Option Aircraft to a later time period and,

			(ii)	to make such other changes as
are appropriate and consistent with the revised Option
Aircraft deliveries.

	1.3	Effect of Changes.  Changes to the Detail
Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.

2.	Price Description

	2.1	Price Elements Per Aircraft


                     1                2         3

                 AIRCRAFT &                             ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK M

March 2003          *** 	  ***	  	***	  ***
April 2003          ***   	  ***	    	***   	  ***
July 2003           ***   	  ***	    	***   	  ***
October 2003        ***           ***	 	***   	  ***

BLOCK N

January 2004        ***           ***           ***   	  ***
March 2004          ***           ***           ***   	  ***
April 2004          ***           ***           ***   	  ***
August 2004         ***           ***           ***   	  ***
September 2004      ***           ***           ***   	  ***
October 2004        ***           ***           ***   	  ***

BLOCK O

January 2005	    ***   	  ***	        ***   	  ***
March 2005	    ***   	  ***	        ***   	  ***
April 2005	    ***   	  ***	        ***   	  ***
July 2005	    ***   	  ***	        ***   	  ***
October 2005	    ***   	  ***	        ***   	  ***

BLOCK P

January 2006        ***   	  ***	        ***       ***
March 2006          ***   	  ***	        ***       ***
April 2006          ***   	  ***	        ***       ***
July 2006           ***   	  ***	        ***       ***
October 2006        ***   	  ***	        ***       ***

BLOCK U

January 2008	    ***		  ***	        ***	  ***
February 2008	    ***		  ***	        ***	  ***
March 2008	    ***		  ***	        ***	  ***
April 2008	    ***		  ***	        ***	  ***
May 2008	    ***		  ***	        ***	  ***
June 2008	    ***		  ***	        ***	  ***
July 2008	    ***		  ***	        ***	  ***
August 2008	    ***		  ***	        ***	  ***
September 2008      ***		  ***	        ***	  ***
October 2008	    ***	          *** 	        ***	  ***
November 2008	    ***		  ***	        ***	  ***
December 2008	    ***		  ***	        ***	  ***

2.	Price Description. (Continued)

	2.2	Price Adjustments For Option Aircraft
Delivering From January 2005 through December 2012.

		2.2.1	Special Features.  The price for
Special Features incorporated in the Option Aircraft Detail
Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

		2.2.2	Escalation Adjustments.  For escalation
provisions applicable to Option Aircraft delivering after 2004, see paragraph 2.2.6 below.

		2.2.3	Base Price Adjustments for FAA Changes.
The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

		2.2.4	Price Adjustments for Changes.  Boeing
may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

		2.2.5	Base Price Adjustments.  The Aircraft
Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Options delivering in 2003 is *** (July 1992 STE), for Options delivering in 2004 is
*** (July 1992 STE), for Options delivering in 2005 through 2009 is *** (July 1992 STE) and for Block "U" Option
Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2,
2.2.3 and 2.2.4.  For any other changes to the Aircraft
Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block "U" Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1999 STE) per year or portion thereof starting in January 2008.

		2.2.6	Prices for Long Lead Time Aircraft.
Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2005 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

		2.2.7	BFE to SPE.  An estimate of the total
price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.	Advance Payment Schedules, Prices and Adjustments.

	3.1	Buyer will pay to Boeing advance payments for
the Option Aircraft on the dates and in the amounts determined below.


	 					Amount Due per Aircraft
						   (Percentage times
Due Date of Payment		     Advance Payment Base Price)

Deposit						*** (if applicable)

18 months prior to the first			15% (less the
day of the scheduled delivery	     		     Deposit if any)
month of the Aircraft

12 months prior to the first			5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first			5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first			5%
day of the scheduled delivery
month of the Aircraft

	Total					30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option
Aircraft in accordance with the above schedule are due and payable on such date.

	3.2	Option Aircraft advance payment base prices
will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option
Aircraft.


Southwest Airlines Co.
6-1162-RLL-933R9
P.A. No. 1810
K/SWA